UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2017

CORVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37719	46-4670809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

863 Mitten Road, Suite 102 Burlingame, CA 94010
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (650) 900-4520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Item 1.01. Entry into a Material Definitive Agreement.

                On May 1, 2017, the Company entered into a clinical trial collaboration agreement with Genentech to evaluate CPI-444 combined with Genentech's cancer immunotherapy, Tecentriq® (atezolizumab), a monoclonal antibody targeting PD-L1.  This Phase 1b/2 clinical trial will evaluate the combination as a second-line therapy in non-small cell lung cancer patients who are resistant/refractory to prior therapy with an anti-PD-(L)1 antibody.  Pursuant to this agreement, the Company will retain global development and commercialization rights to CPI-444.  Under the terms of the collaboration agreement, Genentech will manage study operations for the Phase 1b/2 trial, which is expected to begin enrolling patients in the second half of 2017.  The Company and Genentech each have the right to terminate the agreement for material breach by the other party. In addition, the agreement may be terminated by either party due to safety considerations, if directed by a regulatory authority or if development of CPI-444 or Tecentriq (atezolizumab) is discontinued.  Genentech may elect to terminate the agreement if the Company fails a good manufacturing practices or good distribution practices audit performed by Genentech.  Furthermore, the agreement will expire after the first to occur of a set period of time or following the provision by Genentech of the final clinical study report to the Company.

                The foregoing summary of the material terms and conditions of the agreement is qualified in its entirety by the actual agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter and six months ending June 30, 2017 and is incorporated by reference herein.

                A copy of the Company’s related press release announcing the transactions is attached hereto as Exhibit 99.1.

Tecentriq® is a registered trademark of Genentech.

Item 9.01. Financial Statements and Exhibits.

Reference is made to the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS PHARMACEUTICALS, INC.

Date: May 2, 2017	By:	/s/ Leiv Lea
Leiv Lea
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release titled, "Corvus Pharmaceuticals Expands CPI-444 Clinical Collaboration with Genentech" dated May 2, 2017.